Exhibit 99.1
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UNITED STATES DISTRICT COURT
WESTERN DISTRICT OF PENNSYLVANIA

In re BLACK BOX CORPORATION	)
DERIVATIVE LITIGATION	)	No. 2:06-CV-01531 JFC
)

This Document Relates to: All Actions	)
)
)

JOINT MOTION FOR PRELIMINARY AND FINAL APPROVAL
OF PROPOSED SETTLEMENT

     The Parties1 hereby move the Court pursuant to Fed. R. Civ. P. 23.1 for an order preliminarily approving the proposed settlement reached in the above-captioned action (the “Action”) brought derivatively for and on behalf of Nominal Defendant Black Box Corporation (“Black Box” or the “Company”) against the Defendants and, after notice and hearing, for final approval of the Settlement.
          1. The Parties have agreed on the Settlement, including the settlement of all claims that John L. Anderson and Steve Leisy (collectively, the “Plaintiffs”) have brought derivatively against the Defendants.
          2. Black Box and its former chief executive officer, Defendant Frederick C. Young (“Young”), also have agreed to settle claims between them. The Young claims are the basis of a lawsuit Young filed against Black Box in the Court of Common Pleas of Allegheny County, Pennsylvania (the “CCP Action”). Black Box’s claims against Young and the Young

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms used in this Joint Motion for Preliminary and Final Approval of Proposed Settlement (the “Joint Motion”) shall have the meanings and/or definitions given in the Stipulation of Compromise and Settlement dated January 22, 2010 (the “Stipulation”) entered into by and among the Parties and the Insurers, which is attached to this Joint Motion as Exhibit A.

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claims against Black Box would have been asserted in this Action if it had proceeded to and beyond the responsive pleading or motion stage.
          3. All terms, definitions, provisions, reservations, and conditions of such Settlement are more particularly set forth in the Stipulation which is attached hereto as Exhibit A. To the extent that there may be any conflict between the terms, definitions, provisions, reservations, and conditions set forth in this Joint Motion and those set forth in the Stipulation, the terms, definitions, provisions, reservations, and conditions of the Stipulation shall govern.
          4. The purposes and intent of all parties to this Joint Motion are that, subject to the final approval of the Court, (i) the Action, the CCP Action, and the Released Claims shall be finally and fully compromised, settled, and released; and (ii) the Action and the CCP Action shall be dismissed with prejudice, as to all Parties, upon and subject to the terms and conditions of the Stipulation. The Released Claims include all claims in the Action, all claims in the CCP Action, all claims between the Company and Frederick C. Young, all claims between or among any of the Defendants, and all claims between any of the Parties and the Insurers.
          5. In accordance with the provisions of the Stipulation, the Parties hereby move the Court to confirm the Settlement Hearing scheduled for March 19, 2010, at which time (a) the Parties will seek final approval of the terms of the Settlement as fair, reasonable, and adequate, and in the best interests of, Black Box and Current Black Box Stockholders; and (b) Plaintiffs’ Counsel will seek an award of attorneys’ fees and expenses in the amount of $1,600,000 (the “Fee Award”), to be paid by Black Box and which is unopposed by Defendants, to be awarded to Plaintiffs’ Counsel as fair and reasonable in light of the substantial benefits conferred on Black Box and Current Black Box Stockholders by the Settlement.

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          6. The Mediating Parties agree and represent that the Stipulation, the Settlement, and the Fee Award were extensively negotiated at arm’s-length in good faith by the Mediating Parties with the assistance of a very experienced mediator of complex issues, and reflect an agreement that was reached voluntarily among all the Parties after consultation with experienced, sophisticated legal counsel.
          7. The Parties suggest that the factors favoring the Settlement on the terms proposed in the Stipulation include the following:
          a. the uncertainty of the legal issues underlying the allegations in the Action;
  b. the assurance that Black Box and Current Black Box Stockholders obtained benefits regardless of the outcome of further litigation;
          c. the economy of costs/exposure reduction for the benefit of the Parties;
          d. the costs of continued litigation; and
  e. the prevailing consideration in all compromises and settlements that the Parties weighed the advantages and benefits of settlement against the risks of loss.
          8. The Parties further represent to the Court that while the Defendants have denied, and continue to deny, the allegations in the Action, and Young and Black Box deny and continue to deny their claims against each other, the Stipulation, the Settlement, and the consideration therefor are fair, reasonable, and adequate, and in the best interests of, Black Box and Current Black Box Stockholders, considering:
          a. the complexity, expense, and likely duration of the litigation with respect to the further participation of the Parties;
          b. the state of the proceedings and the amount of discovery completed;
          c. the immediate benefits to Black Box and Current Black Box Stockholders arising out of the Settlement; and
          d. the concurrences of counsel for the Parties and the Insurers as reflected in their respective signatures to this Joint Motion.

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          9. Plaintiffs’ Counsel represent to the Court that, in their opinion, the Settlement as proposed is fair, reasonable, and adequate, and in the best interests of, Black Box and Current Black Box Stockholders, especially in view of the uncertainties and vagaries of further litigation, the substantial and immediate benefits obtained for the Company and for Current Black Box Stockholders, and the nature of the relief sought.
          10. In accordance with the provisions of the Stipulation, Counsel present for the approval of the Court the following proposed plan:
   a.   Following the Court’s determination that the Settlement is preliminarily approved and entry of the Preliminary Approval order, in substantially the form attached hereto as Exhibit B, Notice to all Current Black Box Stockholders, substantially in the form attached to this Joint Motion as Exhibit C, shall be disseminated by release one time on the national edition of Business Wire and the Notice and the Stipulation will be exhibits to a Current Report on Form 8-K to be filed by Black Box, informing Current Black Box Stockholders of their right to object to the terms of the proposed Settlement and to be heard on their objections at the Settlement Hearing to be conducted at a prescribed time and place and in a prescribed manner.
   b.   The Settlement Hearing shall be conducted in such manner as to assure full compliance with applicable considerations of due process of law and the provisions of the Federal Rules of Civil Procedure.
          11. To assure that Current Black Box Stockholders are fully informed of (a) the proposed Settlement, (b) their rights to review the proposed Settlement documents, (c) their right to object to the proposed Settlement, and (d) the means whereby they may make their objections and be heard thereon at the Settlement Hearing to be held by the Court at a designated time and place, the Parties respectfully request that the Notice be approved by the Court and published, as provided in the Stipulation, in accordance with due process and the Federal Rules of Civil Procedure. Black Box shall be responsible for publishing the Notice and all costs associated therewith in accordance with the terms of the Stipulation.

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          12. To facilitate the proposed Settlement and in the interests of judicial economy, the Parties request that the commencement and/or prosecution of any and all related actions and proceedings asserting any Released Claims against any Released Parties (including discovery) by, on behalf of, or through any Current Black Box Stockholders in their capacity as such (excluding, however, those proceedings within the Action necessary to obtain final approval of the Settlement embodied in the Stipulation), should be enjoined and stayed during the pendency of these Settlement proceedings and until further ordered by this Court.
          13. As described in the Stipulation, the Parties agree that, in the event of termination of the Stipulation, the Action shall revert to its status before the filing of the Stipulation as if related orders and papers and the efforts leading to the Stipulation had not been entered, prepared, or taken.
          14. The Parties agree that the Court shall retain jurisdiction with respect to the implementation and enforcement of the terms of the Stipulation and Settlement, and all Parties submit to the jurisdiction of the Court for the sole purpose of implementing and enforcing the Settlement embodied in the Stipulation. By submitting to the jurisdiction of the Court for the limited purpose of this Settlement, the Defendants do not waive, and shall not be deemed to have waived, any jurisdictional defenses that were otherwise available prior to the execution of the Stipulation.
     WHEREFORE, THE PARTIES REQUEST:
A.
That the Court review the proposed Stipulation and that the Stipulation and the Settlement contained therein be preliminarily approved by the Court as fair, reasonable, and adequate, and in the best interests of, Black Box and Current Black Box Stockholders, and entered into in good faith after consultation with experienced, sophisticated legal counsel by the form of order attached to this Joint Motion as Exhibit B;

B.	That the Court approve the form of Notice to Current Black Box Stockholders attached to this Joint Motion as Exhibit C, and order its dissemination to Current

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Black Box Stockholders by the release one time on the national edition of Business Wire and by filing the Notice and the Stipulation as exhibits to a Current Report on Form 8-K to be filed by Black Box with the SEC, so that the Court may obtain and consider comments and objections of Current Black Box Stockholders, if any, regarding the Stipulation and the Settlement set forth therein and consider their fairness, reasonableness, and adequacy, and whether they are in the best interests of Black Box and Current Black Box Stockholders;

C.
That the Court confirm the Settlement Hearing scheduled for March 19, 2010, at which time (a) the Parties will seek final approval of the terms of the Settlement, as defined in the Stipulation, and the Court will consider comments/objections regarding the Stipulation and the proposed Settlement set forth therein, and will consider their fairness, reasonableness, and adequacy, and whether they are in the best interests of, Black Box and Current Black Box Stockholders, under the provisions of the Federal Rules of Civil Procedure, and (b) Plaintiffs’ Counsel will seek approval of the Fee Award to be paid by Black Box, which is unopposed by Defendants, as fair and reasonable in light of the substantial benefits conferred on the Company and Current Black Box Stockholders. Prior to the scheduled Settlement Hearing, Plaintiffs’ Counsel and Black Box counsel will file memoranda of law supporting the approval of the terms of the Settlement and approval of the Fee Award;

D.
That the Court enjoin and stay the commencement and/or prosecution of any and all actions and proceedings relating to the Action (including discovery) by, on behalf of, or through any Current Black Box Stockholder against any of the Defendants (excluding, however, those proceedings within the Action necessary to obtain final approval of the Settlement embodied in the Stipulation), during the pendency of this Settlement proceeding and until further ordered by this Court;

E.
Should the Stipulation and the Settlement set forth therein not receive this Court’s final approval, should final approval be reversed on appeal, or should the Stipulation and the Settlement set forth therein otherwise fail to become effective, the Parties shall be returned for all purposes to the status that existed just prior to the execution and filing of the Stipulation with the Court, and all claims and defenses, including the right to assert jurisdictional defenses, shall not be deemed to be waived, and the Stipulation, as well as any negotiations, proceedings, documents prepared and statements made in connection therewith, shall have no further force and effect with respect to the Parties and shall not be used in the Action or in any other proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc;

F.
That any Current Black Box Stockholder who timely and properly files the appropriate documentation or an objection to the Stipulation and the proposed Settlement set forth therein, as provided in the Notice, may appear at the Settlement Hearing and articulate why the Stipulation and the proposed Settlement set forth therein should not be approved as fair, reasonable, and

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adequate, and in the best interests of, Black Box and Current Black Box Stockholders;

G.
That, in due course, and after appropriate notice and hearing(s), the Court enter the Order of Dismissal and Judgment, approving the Settlement, and all terms thereof as provided in the Stipulation, and dismissing with prejudice the Action as set forth in the Stipulation, under the terms and conditions of the Stipulation, against the Defendants, in the form of order attached to this Joint Motion as Exhibit D;

H.	That the Court maintain continuing jurisdiction solely for purposes of the Settlement proceedings to assure the effectuation thereof for the benefit of the Settlement; and

I.	For such other relief that this Court deems appropriate.
       IN WITNESS WHEREOF, the parties hereto have caused the Joint Motion to be submitted, by their duly authorized attorneys.

Respectfully Submitted,

DATED: January 22, 2010	/s/ Michael J. Hynes
BARROWAY TOPAZ KESSLER
MELTZER & CHECK LLP Eric L. Zagar Michael J. Hynes Ligaya T. Hernandez 280 King of Prussia Road Radnor, PA 19087 Telephone: (610) 667-7706

DATED: January 22, 2010	/s/ Robert B. Weiser
THE WEISER LAW FIRM, P.C
Robert B. Weiser Brett D. Stecker Jeffrey J. Ciarlanto 121 N. Wayne Avenue, Suite 100 Wayne, PA 19107 Telephone: (610) 225-2677 Alfred G. Yates, Jr. 519 Allegheny Building

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429 Forbes Avenue Pittsburgh, PA 15219 Telephone: (412) 391–5164 Attorneys for Plaintiffs

DATED: January 22, 2010	/s/ Thomas R. Johnson
K&L GATES LLP
David A. Brownlee
Thomas R. Johnson
Patrick J. McElhinny
Henry W. Oliver Building
535 Smithfield Street
Pittsburgh, PA 15222
Telephone: (412) 355–6500

Attorneys for Nominal Defendant Black Box Corporation

DATED: January 22, 2010	/s/ Jeffrey T. Gilbert
REED SMITH LLP
Jeffrey T. Gilbert
10 South Wacker Drive
Chicago, IL 60606–7507
Telephone: (312) 207–6489

W. Thomas McGough, Jr.
Jason E. Hazlewood
435 Sixth Avenue
Pittsburgh, PA 15219
Telephone: (412) 288–3088

Attorneys for Defendant Frederick C. Young

DATED: January 22, 2010	/s/ Arthur H. Stroyd, Jr.
DEL SOLE CAVANAUGH STROYD LLC
Arthur H. Stroyd, Jr. The Waterfront Building – Suite 300 200 First Avenue Pittsburgh, PA 15222 Telephone: (412) 261–2172 Attorneys for Defendant Ronald D. Fisher

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DATED: January 22, 2010	/s/ Robert M. Linn
COHEN & GRIGSBY, P.C.
Richard R. Nelson II Robert M. Linn 625 Liberty Avenue Pittsburgh, PA 15222–3152 Telephone: (412) 297–4900 Attorneys for Defendants William F. Andrews and Thomas G. Greig

DATED: January 22, 2010	/s/ Thomas S. Jones
JONES DAY
Paul M. Pohl Thomas S. Jones One Mellon Center 500 Grant Street, 31st Floor Pittsburgh, PA 15219–2502 Telephone: (412) 394–7900 Attorneys for Defendant Jeffery M. Boetticher

DATED: January 22, 2010	/s/ Jay D. Marinstein
FOX ROTHSCHILD LLP
Jay D. Marinstein Carl J. Rychcik Dominion Tower 625 Liberty Avenue–29th Floor Pittsburgh, PA 1222–3115 Telephone: (412) 394–5526 Attorneys for Defendant Kathleen Bullions

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DATED: January 22, 2010	/s/ James C. Dugan
WILLKIE FARR & GALLAGHER LLP
Martin J. Weinstein
James C. Dugan
1875 K Street, N.W.
Washington, DC 20006–1238

BLUMLING & GUSKY, LLP
Rochelle R. Koerbel
1200 Koppers Building
Pittsburgh, PA 15219
Telephone: (412) 227–2500

Attorneys for Defendant Anna M. Baird

DATED: January 22, 2010	/s/ William M. Wycoff
THORP REED & ARMSTRONG
William M. Wycoff One Oxford Centre 301 Grant Street — 14th Floor Pittsburgh, PA 15219 Telephone: (412) 394–7782 Attorneys for Defendants Francis Wertheimber and Roger E. M. Croft

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DATED: January 22, 2010	/s/ Anthony J. Basinski
PIETRAGALLO GORDON ALFANO BOSICK &
RASPANTI, LLP
William Pietragallo, II
Anthony J. Basinski
One Oxford Centre – 38th Floor
Pittsburgh, PA 15219
Telephone: (412) 263–1818

COVINGTON & BURLING LLP
Bruce Baird
David B. H. Martin
Virginia M. Rosado Desilets
Alexia DePottere – Smith
1201 Pennsylvania Avenue NW
Washington, DC 20004–2401
Telephone: (202) 662–5122

Attorneys for Defendant William R. Newlin

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DATED: January 22, 2010	/s/ George J. Skelly
NIXON PEABODY LLP
George J. Skelly
100 Summer Street
Boston, MA 02110
Telephone: (617) 345-1220

ECKERT SEAMANS CHERIN & MELLOTT, LLC
Daniel B. McLane
U.S. Steel Tower
600 Grant Street, 44th Floor
Pittsburgh, PA 15219
Telephone: (412) 566-1984

Attorneys for Defendant Brian D. Young

DATED: January 22, 2010	/s/ William F. Ward
WARD McGOUGH, LLC
William F. Ward Koppers Building 436 Seventh Avenue - Suite 2312 Pittsburgh, PA 15219 Telephone: (412) 395-1245 Attorneys for Defendant Michael McAndrew